                                                                     Exhibit 10c



      ASSIGNMENT AGREEMENT, effective as of November 5, 1997, among PLATINUM PLUS, INC., a Delaware corporation ("PPI"), with a place of business at 300 Atlantic Street, Stamford CT 06901, Fuel-Tech N.V., a Netherlands Antilles limited liability company ("Fuel Tech") with a place of business at Castorweg 22-24, Curacao, Netherlands Antilles, and CLEAN DIESEL TECHNOLOGIES, INC., a Delaware corporation ("Assignee"), with a place of business at 300 Atlantic Street, Stamford CT 06901 U.S.A.,

      WHEREAS, PPI is a wholly-owned subsidiary of Fuel Tech and Fuel Tech owns approximately 28% of the common stock of the Assignee,

      WHEREAS, by Agreements effective as of October 28, 1994 between the Assignee and Fuel-Tech N.V. (the "NV License") and between the Assignee and PPI (the "PPI License"), the Assignee became the licensee of certain Technology,

      WHEREAS, subsequent to the effective date of grant of the PPI and NV licenses, the Assignee reimbursed Fuel Tech, of Fuel-Tech, or its affiliates, the amount of approximately $600,000 on account of development expenses incurred by Fuel Tech, Inc. with respect to the Technology licensed under the NV and PPI Licenses,

      WHEREAS, this Agreement is in consideration of the reimbursed development expenses,

      WHEREAS, by an Assignment effective as of November 5, 1997 the Fuel-Tech License and the Technology licensed thereunder were assigned by Fuel-Tech N.V. to PPI,

      WHEREAS, the Technology licensed under the NV and PPI Licenses is now owned by PPI and the Assignee is desirous of taking an assignment of such Technology and PPI is agreeable to granting such assignment while reserving a royalty as provided in the NV and PPI Licenses,

      WHEREAS, in order to enhance the value of Fuel Techs investment in the Assignee Fuel Tech is agreeable to this assignment and to guaranteeing the performance of the obligations of PPI hereunder,

      NOW THEREFORE, it is agreed that:

      1. Definitions

         "Affiliate, shall be a company or a business entity which controls, is controlled by, or is under common control with a party to this agreement. "Control" shall mean sufficient voting power to elect the Board of Directors. For purposes of this agreement neither party hereto shall be an Affiliate of the other.

         "Technology" shall mean PPI's Patents, Marks and Patent Applications set out on Schedule A attached hereto and all associated data, and know-how related thereto owned by PPI for the addition of noble metals to fuels, for emulsions and for Nox control, all as related to internal combustion engines and control of emissions therefrom.

         "Termination" shall mean December 31, 2008.


      2. Assignment

         2.1 PPI hereby assigns, transfers and sets over to Assignee and Assignee hereby accepts from PPI, on the terms and conditions herein and subject to the payment to PPI of the royalties described herein when due, all of PPIs right, title and interest whatsoever in the United States of America and any other jurisdiction to the Technology.

      3. Revocation of Licenses

         3.1 PPI and the Assignee agree that the NV License and the PPI License are hereby revoked and of no further force and affect.

      4. Disclaimers and Limited Warranty

         4.1 PPI makes no warranty, express or implied, to Assignee concerning the validity or the utility of the Technology or with respect to any other matter, except that PPI represents and warrants that the Patents and Marks assigned hereunder are in full force and effect and that it has full right and power to assign the rights granted hereunder.

         4.2 PPI shall have no responsibility whatsoever to Assignee at any time for any liability which Licensee may incur to any third party with respect to the Technology.

      5. Royalties: Right to Terminate

         5.1 Assignee shall, within 45 days of the end of each calendar year commencing with the year 1998 and thereafter until Termination, pay PPI as a running royalty an amount equal to two and one half percent (2.5%) of annual gross revenues of whatsoever nature, including license fees and royalties, derived from that portion only of the Technology relating to the addition of noble metals to fuels.

         5.2 Assignee shall have the right at any time until Termination on thirty days notice to terminate and extinguish its obligation to pay royalties hereunder and to receive a release of such obligation, by the payment to PPI in any calendar year set out below of the amount set out below opposite such year:

                       1998                      $12,000,000.00
                       1999                      $10,909,091.00
                       2000                      $ 9,818,182.00
                       2001                      $ 8,727,273.00
                       2002                      $ 7,636,364.00
                       2003                      $ 6,545,455.00
                       2004                      $ 5,454,546.00
                       2005                      $ 4,363,637.00
                       2006                      $ 3,272,728.00
                       2007                      $ 2,181,819.00
                       2008                      $ 1,090,910.00

      6. Obligations of PPI and Fuel Tech

         6.1 PPI shall to the extent practicable cooperate with Assignee, at the expense of the Assignee, in perfecting the assignment of the Technology made herein under local law and in preserving and maintaining the Technology by Licensee and shall execute and deliver to the Assignee any further agreements, assignments, instruments, certificates and other documents deemed necessary or appropriate for that purpose by the Assignee.

         6.2 Fuel Tech guarantees the performance by PPI of its obligations under Section 6.1 above.

      7. Obligations of Assignee

         7.1 Assignee shall within 45 days of the end of each calendar year set out in Section 5.2 above furnish PPI with a written report signed by an authorized official setting forth annual gross revenues derived by Assignee from the Technology subject to royalties and, for each such year, shall thereupon make payment of such royalties, if any, as became due to PPI during such year.

         7.2 Assignee shall indemnity and defend PPI against any liability or expense arising out of any claim, proceeding or suit by any third party against PPI to the extent that it is based on an allegation that the Technology licensed hereunder is invalid, owned by another party or infringes a patent in force.

         7.3 In the event of Assignees failure to pay when due any royalty hereunder, Assignee shall pay to PPI interest on such unpaid royalties at the rate of ten percent (10%) per annum calculated on the basis of days actually elapsed over a year of 360 days.

      9. General

         9.1 This Agreement and its effects are subject to and shall be construed and enforced in accordance with the internal laws of the State of Delaware and any and all claims, controversies or disputes hereunder shall be resolved by negotiations between the parties and, failing such negotiations, shall, on sixty days written notice from one party to the other, be finally settled by arbitration before a single arbitrator in accordance with the rules then in effect of the American Arbitration Association in Stamford Connecticut and any resulting award may be entered in and enforced by any court having jurisdiction.

         9.2 This Agreement is the entire agreement between the Parties and may only be amended by an instrument in writing referring to this agreement and signed by each of the parties.

         9.3 Notices hereunder shall be effective in five days, if given by pre-paid, registered or certified airmail; and upon delivery, if acknowledged and given by telex, facsimile or personally; in either case to the addresses set forth above for the parties or to such other address as one party may by such notice inform the other.

         9.4 Failure to enforce a right or remedy under this Agreement shall not be deemed to constitute a waiver of such right or remedy.

         9.5 The obligations hereunder of a party may, from time to time, be performed by an Affiliate of such party.

         9.6 All payments hereunder by Assignee to PPI shall be in cash or by wire transfer.

      IN WITNESS WHEREOF the parties have signed this Agreement as of the date first set out above,


PLATINUM PLUS, INC.                     CLEAN DIESEL TECHNOLOGIES, INC.



By: /s/ Jeremy D. Peter-Hoblyn          By: /s/ James M. Valentine
   ----------------------------            -------------------------------
    Jeremy D. Peter-Hoblyn                       James M. Valentine
Title: President                        Title: Executive Vice President
Date: December 19, 1997                 Date:  December 19, 1997
      ---------------------                    ---------------------------

FUEL-TECH N.V.

By: /s/ Jeremy D. Peter-Hoblyn
   -----------------------------
   Jeremy D. Peter-Hoblyn
Title: Managing Director
Date:  December 19, 1997
       -------------------------



State of Connecticut :
                     )    ss Stamford
County of Fairfield  :


The foregoing instrument was acknowledged before me this 19th day of December 1997 by Jeremy D. Peter-Hoblyn, Managing Director of Fuel-Tech N.V., a Netherlands Antilles corporation, Jeremy D. Peter-Hoblyn President of Platinum Plus, Inc., a Delaware corporation, and James M. Valentine, Executive Vice President of Clean Diesel Technologies, Inc., a Delaware corporation, on behalf of their respective corporations.

                                                 /s/ Charles W. Grinnell
                                              ----------------------------------
                                                     Charles W. Grinnell
                                              Commissioner of the Superior Court

           Schedule A to Assignment Agreement as of November 5, 1997 among Platinum Plus, Inc., Fuel-Tech N.V. and Clean Diesel Technologies, Inc.




                            CLEAN DIESEL TECHNOLOGIES
                                  PATENT ASSETS


DOCUMENT            INVENTOR(S)                    ABSTRACT                     APPLICANT/
                                                                                ASSIGNEE
U.S. 4,629,472      Haney             Combustion of emulsified fuels is            PPI
(P0003C)            Sullivan          improved by the presence of water-
                                      soluble precious metal catalysts.

U.S. 4,892,562      Bowers            Diesel additives comprising fuel-soluble     PPI
(P0043A)            Sprague           compounds of platinum group metals.

U.S. 4,891,050      Bowers            Gasoline additives comprising fuel-          PPI
(P0043B)            Sprague           soluble compounds of platinum group
                                      metals.

EP 189,642          Bowers            Both gasoline and diesel additives           FTI
(P0042A)            Sprague           combined in one case for foreign filing.
                                        AU* 583,580                                FTI
                                        CA  1,305,607                              FTI
                                        CL  36,883                                 FTI
                                        ES  548,951                                FTI
                                        GB  2,178,757                              FTI
                                        GR  85.2745                                FTI
                                        IE  58723                                  FTNV
                                        JP  1,931,532                              FTI
                                        MX  169,226                                FTI
                                        VE  49.179                                 FTI

U.S. 5,034,020      Epperly           Additional specific fuel-soluble platinum    PPI
(P0049A)            Sprague           group metal additives for diesel and
                                      gasoline engines. Also claims
                                      regenerating catalytic converters and
                                      diesel traps.
                                        AU  635,056                                FTNV
                                        CA  612,185                                FTNV
                                        JP  02-511018                              FTNV
                                        NO  920199                                 FTNV

-----------------------
*Country codes in bold italics indicate a patent has been granted in that country.


DOCUMENT            INVENTOR(S)                    ABSTRACT                     APPLICANT/
                                                                                ASSIGNEE
EP 189,642          Bowers            Both gasoline and diesel additives           FTI
(P0042A)            Sprague           combined in one case for foreign filing
                                        AU* 583,580                                FTI
                                        CA  1,305,607                              FTI
                                        CL  36,883                                 FTI
                                        ES  548,951                                FTI
                                        GB  2,178,757                              FTI
                                        GR  85.2745                                FTI
                                        CA  612,107                                FTNV
                                        DK  1125/91                                FTNV
                                        EP  451207 (AT, BE, CH, DE, ES,            FTNV
                                                    FR, GB, IT, LU, NL, SE)
                                        JP  02-502428                              FTNV
                                        NO  912536                                 FTNV

U.S. 5,404,841      Valentine         Emulsified fuel contains water-soluble       Not
(P1001B)                              and fuel-soluble platinum group metals     assigned
                                      or cerium alone or with other metals
                                      such as copper, iron or manganese,
                                      and urea to reduce NO(2).
                                        CL  1259/94                                PPI
                                        EP  94927236.3                             PPI
                                        IN  1097/Del/94                            PPI
                                        MX  946596                                 PPI
                                        TW  NI-085549                              PPI

U.S. 5,584,894      Valentine         Emulsions with up to 70% water and           PPI
(P1001C)            Peter-Hoblyn      with lubricity additive and catalyst are
                                      used for NOx reduction. Urea and
                                      other NOx-reducing agents are optional.
                                        CA  2,191,755                              FTNV
                                        EP  95921501.3                             FTNV
                                        KR  706920/96                              FTNV

U.S. 5,535,708      Valentine         Similar to P1001B, but claims urea           PPI
(P1001D)                              equivalents to reduce no(2)



DOCUMENT            INVENTOR(S)                    ABSTRACT                     APPLICANT/
                                                                                ASSIGNEE
U.S. 5,266,083      Peter-Hoblyn      PPD permits retarding diesel timing to       PPI
(P1002A)            Valentine         reduce NOx by reducing the expected
                    Epperly           increase in particulates.
                                        AU  674,297                                PPI
                                        CA  2,123,805                              PPI
                                        EP  93901333.0 (DE, FR, GB, IT, SE)        PPI

08/778.860          Peter-Hoblyn      Basic application in this series. PPD        CDTI
(P1004F)            Valentine         with an optional second catalytic metal
                    Spraque           such as Mn, Fe, Cu, Ce, Li or Na, reduces
                    Epperly           Co and HC emissions from trap while
                                      moderating oxidation of SO(2) to SO(3).
                                        CA  2,149,035                              FTNV
                                        EP  94901430.2                             FTNV
                                        JP  512366/1994                            FTNV
                                        KR  701938/95                              FTNV
                                        MX  937.003                                FTNV

08/760,085          Peter-Hoblyn      Second application in this series.           CDTI
(P1004E)            Valentine         Copper data is added.
                    Sprague
                    Epperly

08/514,978          Peter-Hoblyn      Third case in this series. Adds cerium data. PPI
(P1004D)            Valentine           PCT US96/11908
                    Sprague
                    Epperly


DOCUMENT            INVENTOR(S)                    ABSTRACT                     APPLICANT/
                                                                                ASSIGNEE
08/518,251          Peter-Hoblyn      PPD is used in combination with a trap       PPI
(P1009B)                              and a nox-reducing catalyst and reagent.
not available                         Li and/or Na can be added. New claims
(P1009C)                              specify particulate trap followed by SCR.
                                        CL  1009/94                                PPI
                                        EP  94922518.9                             PPI
                                        IN  883/Del/94                             PPI
                                        JP  504646/1995                            PPI
                                        MX  945.282                                PPI
                                        TH  023107                                 PPI
                                        TW  NI-079182                              PPI
                                        VE  1424/94                                PPI

08/319,620          Peter-Hoblyn      Emissions are reduced from two-stroke        PPI
(P1011A)                              engines through the use of fuels or motor
                                      oils including platinum group metal
                                      catalyst which catalyzes a flow-through
                                      converter over long periods of operation.
                                        IN  1379/Del/94                            PPI
                                        TH  024351                                 PPI
                                        TW  NI-085555                              PPI

08/890,145          Peter-Hoblyn      Same as P1011A                               PPI
(P1011B)

U.S. 5,693,106      Peter-Hoblyn      Stability of water-dispersible platinum      PPI
(P1012B)            Valentine         compounds and fuel-soluble platinum
                    Sprague           compounds are enhanced by addition of a
                                      water scavenger or emulsifier.
                                        BR  PI9606909-0                            PPI
                                        CA  2,210,256                              PPI
                                        EP  96902142.7                             PPI
                                        ID  P960085                                PPI
                                        KR  704820/97                              PPI
                                        MX  975,258                                PPI
                                        TH  029654                                 PPI
                                        TW  85100769                               PPI
                                        ZA  96/0268                                PPI


DOCUMENT            INVENTOR(S)                    ABSTRACT                     APPLICANT/
                                                                                ASSIGNEE
U.S. 5,501,714      Valentine         Operation of diesel engines with reduced     PPI
(P1014A)            Peter-Hoblyn      platinum particulate emission by utilizing
                                      a platinum group metal fuel additive and a
                                      pass-through catalytic oxidizer.
                                        CA  not available                          PPI
                                        CN  96192513.2                             PPI
                                        EP  not available                          PPI
                                        IN  399/Del/96                             PPI
                                        JP  527851/1996                            PPI
                                        KR  706395/94                              PPI
                                        MX  966.977                                PPI
                                        TH  030425                                 PPI
                                        TW  85102341                               PPI
                                        ZA  96/1657                                PPI

PCT                 Valentine         Catalytic ceramic cylinder parts for         PPI
US96/14079          Peter-Hoblyn      internal combustion engines.
(P1015A)            Sprague

08/597,517          Valentine         Method and apparatus for reducing harmful    CDTI
(P1017A)            Peter-Hoblyn      emissions from a diesel engine by post
                    Spraque           combustion catalyst injection. Water-
                                      soluble compounds as well as AcAc and soaps
                                      are covered.
                                        PCT  US97/01606

08/626,780          Peter-Hoblyn      Urea is catalytically hydrolyzed and/or      CDTI
(P1018A)                              pyrolized by diesel SCR.
                                        PCT  US97/05468

08/747,716          Knapper           Operation of diesel engines with emulsions   CDTI
(P1019A)            Tarabulski        for reduced NOx emissions by starting
                    Peter-Hoblyn      ignition timing at a set point.


DOCUMENT            INVENTOR(S)                    ABSTRACT                     APPLICANT/
                                                                                ASSIGNEE
08/752,344          Peter-Hoblyn      System for fueling and feeding chemicals     CDTI
(P1020B)            Valentine         to internal combustion engines for NOx
                    Tarabulski        reduction emulsifies chemical solution
                                      in the fuel and then separates.

08/772,275          Peter-Hoblyn      Method and apparatus for reducing harmful    CDTI
(P1021A)            Balles            emissions from a lean-burn engine by urea
                    Hofmann           injection SCR at elevated temperature
                                      and pressure.

08/321,209          Peter-Hoblyn      Reducing NOx emissions from an engine      CDTI
(P1021C)            Balles            by temperature-controlled urea injection
                    Hofmann           for selective catalytic reduction.
                    Tarabulski

08/792,287          Peter-Hoblyn      Bimetallic gasoline additive contains        CDTI
(P1022A)            Valentine         rhodium acetylacetonate and a fuel-
                    Sprague           soluble platinum compound.

08/826,165          Peter-Hoblyn      Reducing NOx emissions from an engine      CDTI
(P1024A)            Balles            by on-demand generation of ammonia for
                    Hofmann           selective catalytic reduction.

08/831,210          Peter-Hoblyn      Reducing NOx emissions from an engine      CDTI
(P1025A)            Valentine         by selective catalytic reduction
                    Tarabulski        utilizing solid reagents.

08/833,175          Tarabulski        Reducing NOx emissions from an engine      CDTI
(P1026A)                              while maximizing fuel economy.

60/043,266          Peter-Hoblyn      Method for reducing emissions from a         CDTI
(P1027A)            Valentine         diesel engine
                                        TW  86110574 CDTI



DOCUMENT            INVENTOR(S)                    ABSTRACT                     APPLICANT/
                                                                                ASSIGNEE
08/868,870          Peter-Hoblyn      High-temperature injection of urea for       CDTI
(P1028A)            Tarabulski        reducing lean-burn engine no(2)
                    Hofmann           emissions by selective catalytic
                    Valentine         reduction.

08/854,831          Peter-Hoblyn      Low pressure, pyrolization chamber.          CDTI
(P1029A)            Tarabulski
                    Hofmann
                    Balles

08/749,359          Peter-Hoblyn      Selective catalytic NOx reduction          CDTI
(P3034A)                              utilizing urea with a prechamber to
                                      prevent fouling.
                                        PCT  (not available)

08/215,504          Peter-Hoblyn      Enhanced lubricity diesel fuel emulsions     NFT
(P4006B)            Valentine         for reduction of nitrogen oxides.
                    Dubin


DOCUMENT              TRADEMARK                APPLICANT
73/506,353          Platinum Plus                  FTI
(T0071A)             CN  960088945
                     CN  960088946
                     CN  960088947
                     EP  000195933
                     FR  95/599379
                     GB  2,046,018
                     ID  D9616748
                     ID  D9616749
                     ID  J9616750
                     JP  125415/1995
                     JP  125416/1995
                     JP  125417/1995
                     KR  44777/95
                     KR  44778/95
                     KR  11493/95
                     MX  249,675
                     MX  249,891
                     TW  770,817
                     TW  85034641

T0075A              Platinum Plus 2                FTI
                     CA

74/061,007          Clean Diesel Technologies      CDTI
(T2003A)             EP  000345801

75/243,063          LOE-NOX
(T2005A)             EP  00616532                  CDTI
                     KR1 39214/97
                     KR2 39215/97
                     KR3 39216/97
                     TW1 86042764
                     TW2 86042763
                     TW3 86042762
